SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                February 3, 2003
                        (Date of earliest event reported)



                             BLACK HILLS CORPORATION
             (Exact name of Registrant as specified in its charter)

     South Dakota                     001-31303                 46-0458824
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                          Identification Number)


                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700

              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)



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Item 5.           Other Events.

                  On February 3, 2003 the Company issued a press release announcing the declaration of quarterly dividends on the common and preferred stock, resulting in the 33rd consecutive annual common dividend increase.

                  On February 6, 2003 the Company issued a press release announcing its fourth quarter and annual results for the fiscal year ended December 31, 2002.

                  The press releases are attached as exhibits to this Form 8-K and incorporated herein by reference.


Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits:

                    99.1 Press Release  dated  February 3, 2003  announcing  the declaration of quarterly dividends on the common and preferred stock, resulting in the 33rd consecutive annual common dividend increase.

                    99.2 Press Release  dated  February 6, 2003  announcing  the
                         Company's fourth quarter and annual results for the fiscal year ended December 31, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BLACK HILLS CORPORATION




                                             By:    /s/ Mark T. Thies
                                                    Mark T. Thies
                                                    Sr. Vice President
                                                    and Chief Financial Officer

Date:   February 7, 2003


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                                  Exhibit Index

Exhibit
Number              Description

99.1 Press Release dated February 3, 2003 announcing the declaration of quarterly dividends on the common and preferred stock, resulting in the 33rd consecutive annual common dividend increase.

99.2                Press  Release  dated   February  6,  2003   announcing  the
                    Company's fourth quarter and annual results for the fiscal year ended December 31, 2002.



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